UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2015

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Director

On July 29, 2015, the Company’s Board of Directors elected Paula E. Boggs as a Class II Director to serve in accordance with the Company’s Amended and Restated By-Laws until the 2016 Annual Meeting of Stockholders and thereafter until her successor is duly elected and qualified. Ms. Boggs was also appointed as a member of the Company’s Audit Committee. Ms. Boggs election was not due to any arrangement or understanding between her and any other person.

Transaction Bonuses

On June 23, 2015, the Company successfully closed its acquisition of Orad Hi-Tec Systems Ltd. (the “Acquisition”). In connection with the Acquisition, on June 15, 2015, the Company also completed the issuance of $125.0 million aggregate principal amount of its 2.00% Convertible Senior Notes due 2020 (the “Offering”).

In recognition of the successful completion of the Acquisition and the Offering, and the significant additional efforts that have been made by certain officers and employees to effectively and timely complete both, on July 24, 2015, the Company’s Compensation Committee approved certain one-time cash bonus payments to the Company’s employees, including payments to the Company’s Named Executive Officers as set forth below:

Named Executive Officer	Title	Cash Bonus Payment Authorized
Louis Hernandez, Jr.	Chairman, President and Chief Executive Officer	$125,000
John W. Frederick	Executive Vice President, Chief Financial Officer and Chief Administrative Officer	$75,000
Jason A. Duva	Vice President, General Counsel and Corporate Secretary	$25,000

Item 7.01 Regulation FD Disclosure

The information included in the press release attached hereto as Exhibit 99.1 is incorporated by reference into this Item 7.01.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the Form 8-K and the press release attached as Exhibit 99.1 hereto, the Form 8-K and press release contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release regarding these forward-looking statements.

Item 9.01.  Financial Statements and Exhibits.

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

(d)                   Exhibits.

Exhibit Number	Description
99.1*	Press Release dated July 30, 2015.

*Document furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: July 30, 2015	By: /s/ John W. Frederick Name: John W. Frederick Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer